Asher Convertible Notes (Details) (USD $)	Jun. 30, 2014	Apr. 21, 2014	Feb. 18, 2014
Asher Convertible Notes
Company issued a convertible promissory note to a third party in the amount			$ 47,500
The note accrues interest at a rate per annum			8.00%
The note is convertible after 180 days from the date of issuance at a rate of the average lowest three-day trading price of common stock			58.00%
Loan proceeds were paid directly to service providers			22,597
The principal amount was increased by 50% to the sum			71,250
The note became convertible and the fair value of the derivatives		98,767
The initial loss recognized on derivatives		27,517
Change in fair value of derivatives	36,600
The net gain on derivatives	$ 9,083